UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 4, 2017

Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

(Address of principal executive office, including zip code)

(407) 382-4003

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indication by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registration has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

LightPath Technologies, Inc.

Form 8-K

Item 4.01 Changes in Registrant's Certifying Accountant.

The Audit Committee (the “Audit Committee”) of the Board of Directors of LightPath Technologies, Inc. (the “Company”) chose to conduct a competitive process to determine the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018. The Audit Committee invited several independent registered public accounting firms to participate in this process, including the Company’s independent registered public accounting firm for its fiscal years ended June 30, 2017 and 2016.

Following review of proposals from the independent registered public accounting firms that participated in the process, on December 4, 2017, the Audit Committee approved, and the Board of Directors ratified the Audit Committee’s approval of, the dismissal of its independent registered public accounting firm BDO USA LLP ("BDO"), the Company’s independent registered public accounting firm for the fiscal years ended June 30, 2017 and 2016. On the same date, the Audit Committee engaged Moore Stephens Lovelace LLP (“MSL”), an independent member of the Moore Stephens Alliance network of firms, as the new independent registered public accounting firm for the fiscal year ending June 30, 2018. MSL’s engagement was ratified by the Company’s Board of Directors.

BDO’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2017 and 2016 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles. During the fiscal years ended June 30, 2017 and 2016, and the subsequent interim periods through December 4, 2017, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and BDO on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference in connection with its opinion to the subject matter of the disagreement.

As previously reported and as discussed under Item 9A of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2017, management did not identify any material weaknesses in the Company’s internal control over financial reporting. There are no reportable events under Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”) that occurred during the fiscal years ended June 30, 2017 and 2016 and through December 4, 2017.

The Company provided BDO with a copy of this report and requested that BDO provide a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of BDO’s letter, dated December 8, 2017, is filed as Exhibit 16.1 to this Form 8-K.

Prior to retaining MSL, the Company did not discuss with MSL the application of accounting principles to specific completed or contemplated transactions, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements. Furthermore, no written or oral advice was provided by MSL that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue. The Company has not consulted with MSL regarding any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions to this item) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

16.1 Letter from BDO USA LLP to the Securities and Exchange Commission dated December 8, 2017 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: December 8, 2017	By:	/s/ Dorothy M. Cipolla
Dorothy M. Cipolla, CFO